EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of QUANTUM ENERGY, INC.  (the "Company") on Form 10-Q for the period ended November 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sharon Farris, President and Chief Executive Officer (acting principal financial officer), certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 13, 2010

By:           /s/ Sharon Farris

Sharon Farris
President and Chief Executive Officer (acting principal financial officer)